                                                                      EXHIBIT 23
                                                                      ----------


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-14382 of Rohr, Inc. on Form S-8 of our report dated November 7, 1997, appearing in this Annual Report on Form 11-K of Rohr, Inc. Savings Plan for Employees Covered By Collective Bargaining Agreements for the year ended July 31, 1997.



San Diego, California
December 9, 1997